Execution Version 1 #509333660_v2 NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated to be effective as of September 27, 2024 (this “Amendment”) is made among SUPER MICRO COMPUTER, INC., a Delaware corporation (“SMCI”, together with any other party hereto as a Borrower, individually, a “Borrower” and, collectively, the “Borrowers”), the Lenders (as defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, “Agent”). Background A. WHEREAS, Borrowers, Agent and the financial institutions party thereto from time to time (the “Lenders”) have entered into that certain Loan and Security Agreement, dated as of April 19, 2018, (as amended, restated, amended and restated, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement, as amended hereby. B. WHEREAS, Agent and Lenders have agreed to amend certain terms of the Loan Agreement subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Borrowers, Agent and Lenders hereby agree as follows: Agreement 1. Amendments to the Loan Agreement. (a) New Definition. The following new definition shall hereby be added to Section 1.1 of the Loan Agreement in proper alphabetical order, to read as follows: Availability Block: Commencing on the Ninth Amendment Effectiveness Date and at all times thereafter, $70,000,000; provided, that such amount shall be reduced to $0 upon Agent’s receipt of Borrower’s audited financial statements in accordance with Section 10.1.2(a) so long as no Default or Event of Default then exists. Ninth Amendment Effectiveness Date: September 27, 2024. (b) Amended Definitions. The following definition set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows: U.S. Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the aggregate U.S. Revolver Commitments, minus the Availability Block; or (b) the sum of the U.S. Accounts Formula Amount, plus the U.S. Inventory Formula Amount, minus the U.S. Availability Reserve, minus the Availability Block.

2 #509333660_v2 (c) Amendment to Section 10.1.2(a). Section 10.1.2(a) of the Loan Agreement is hereby amended and restated in its entirety as follows: (a) as soon as available, and in any event by no later than (i) November 27, 2024 with respect to the Fiscal Year ending June 30, 2024, and (ii) within 90 days after the close of each other Fiscal Year, balance sheets as of the end of such Fiscal Year and the related statements of income, cash flow and shareholders equity for such Fiscal Year, on consolidated and consolidating bases for Borrowers and Subsidiaries, which consolidated statements shall be audited (without qualification) by a firm of independent certified public accountants of recognized standing selected by Borrowers and acceptable to Agent, and shall set forth in comparative form corresponding figures for the preceding Fiscal Year and other information acceptable to Agent; 2. Representations and Warranties. In order to induce Agent and each Lender to enter into this Amendment, each Borrower represents and warrants to Agent and each Lender that the following statements are true, correct and complete on and as of the date hereof: (a) Representations and Warranties. The execution, delivery and performance of this Amendment has been duly authorized and this Amendment constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. Each Borrower hereby represents and warrants to Agent and each Lender as of the date hereof no Default or Event of Default shall have occurred and be continuing. The information included in any Beneficial Ownership Certification is true and correct in all respects. (b) Incorporation of Representations and Warranties from Loan Agreement. After giving effect to this Amendment, the representations and warranties contained in Section 9 of the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. 3. Effectiveness. This Amendment shall become effective, as of the date first set forth above upon receipt by the Agent of the executed counterparts of this Amendment from the Borrowers and each of the Lenders. 4. Binding Effect; Ratification. (a) Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Borrowers and Lenders and their respective successors and assigns. (b) On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.

3 #509333660_v2 (c) Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto. 5. Miscellaneous. (a) THIS AMENDMENT SHALL BE SUBJECT TO SECTIONS 14.15, 14.16 AND 14.17 OF THE LOAN AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE. (b) Borrowers agree to pay on demand all reasonable and documented out of pocket costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto. (c) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment. (d) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. [Signature Page Follows]

NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMCI) SIGNATURE PAGE ING CAPITAL LLC, as a Lender By: Name: Jean Grasso Title: Managing Director By: Name: Jeff Chu Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender Name: C ic ■ ") Title: NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMCI) SIGNATURE PAGE RESTRICTED